UST Form 11-MOR (12/01/2021) 1 UNITED STATES BANKRUPTCY COURT DISTRICT OFNew Jersey New Jersey In Re. Cyxtera Technologies, Inc. Debtor(s) § § § § Case No. 23-14853 Lead Case No. 23-14853 Jointly Administered Monthly Operating Report Chapter 11 Reporting Period Ended: 06/30/2023 Petition Date: 06/04/2023 Months Pending: 1 Industry Classification: 5 1 8 2 Reporting Method: Accrual Basis Cash Basis Debtor's Full-Time Employees (current): 0 Debtor's Full-Time Employees (as of date of order for relief): 0 Supporting Documentation (check all that are attached): (For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor) Statement of cash receipts and disbursements Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement) Accounts receivable aging Postpetition liabilities aging Statement of capital assets Schedule of payments to professionals Schedule of payments to insiders All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer Signature of Responsible Party Printed Name of Responsible Party Date Address /s/ Felice Yudkin 07/21/2023 Felice Yudkin Court Plaza North, 25 Main Street, Hackensack, NJ 07601 STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies. Case 23-14853-JKS Doc 307 Filed 07/21/23 Entered 07/21/23 16:40:42 Desc Main Document Page 1 of 16

UST Form 11-MOR (12/01/2021) 2 Debtor's Name Cyxtera Technologies, Inc. Case No. 23-14853 Part 1: Cash Receipts and Disbursements Current Month Cumulative a. Cash balance beginning of month $7,086 b. Total receipts (net of transfers between accounts) $0 $0 c. Total disbursements (net of transfers between accounts) $201 $201 d. Cash balance end of month (a+b-c) $6,885 e. Disbursements made by third party for the benefit of the estate $0 $0 f. Total disbursements for quarterly fee calculation (c+e) $201 $201 Part 2: Asset and Liability Status Current Month (Not generally applicable to Individual Debtors. See Instructions.) a. Accounts receivable (total net of allowance) $0 b. Accounts receivable over 90 days outstanding (net of allowance) $0 c. Inventory ( (attach explanation))Book Market Other $0 d Total current assets $1,531,658 e. Total assets $11,858,863 f. Postpetition payables (excluding taxes) $0 g. Postpetition payables past due (excluding taxes) $0 h. Postpetition taxes payable $0 i. Postpetition taxes past due $0 j. Total postpetition debt (f+h) $0 k. Prepetition secured debt $0 l. Prepetition priority debt $188,478 m. Prepetition unsecured debt $-103,255,973 n. Total liabilities (debt) (j+k+l+m) $-103,067,495 o. Ending equity/net worth (e-n) $114,926,358 Part 3: Assets Sold or Transferred Current Month Cumulative a. Total cash sales price for assets sold/transferred outside the ordinary course of business $0 $0 b. Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business $0 $0 c. Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b) $0 $0 Part 4: Income Statement (Statement of Operations) Current Month Cumulative (Not generally applicable to Individual Debtors. See Instructions.) a. Gross income/sales (net of returns and allowances) $0 b. Cost of goods sold (inclusive of depreciation, if applicable) $0 c. Gross profit (a-b) $0 d. Selling expenses $0 e. General and administrative expenses $0 f. Other expenses $-201 g. Depreciation and/or amortization (not included in 4b) $0 h. Interest $0 i. Taxes (local, state, and federal) $0 j. Reorganization items $0 k. Profit (loss) $-201 $-201 Case 23-14853-JKS Doc 307 Filed 07/21/23 Entered 07/21/23 16:40:42 Desc Main Document Page 2 of 16

UST Form 11-MOR (12/01/2021) 3 Debtor's Name Cyxtera Technologies, Inc. Case No. 23-14853 Part 5: Professional Fees and Expenses Approved Current Month Approved Cumulative Paid Current Month Paid Cumulative a. Debtor's professional fees & expenses (bankruptcy) Aggregate Total Itemized Breakdown by Firm Firm Name Role i ii iii iv v vi vii viii ix x xi xii xiii xiv xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi Case 23-14853-JKS Doc 307 Filed 07/21/23 Entered 07/21/23 16:40:42 Desc Main Document Page 3 of 16

UST Form 11-MOR (12/01/2021) 4 Debtor's Name Cyxtera Technologies, Inc. Case No. 23-14853 xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii Case 23-14853-JKS Doc 307 Filed 07/21/23 Entered 07/21/23 16:40:42 Desc Main Document Page 4 of 16

UST Form 11-MOR (12/01/2021) 5 Debtor's Name Cyxtera Technologies, Inc. Case No. 23-14853 lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii xcix c ci Approved Current Month Approved Cumulative Paid Current Month Paid Cumulative b. Debtor's professional fees & expenses (nonbankruptcy) Aggregate Total Itemized Breakdown by Firm Firm Name Role i ii iii iv v vi vii viii ix x xi xii xiii xiv Case 23-14853-JKS Doc 307 Filed 07/21/23 Entered 07/21/23 16:40:42 Desc Main Document Page 5 of 16

UST Form 11-MOR (12/01/2021) 6 Debtor's Name Cyxtera Technologies, Inc. Case No. 23-14853 xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi Case 23-14853-JKS Doc 307 Filed 07/21/23 Entered 07/21/23 16:40:42 Desc Main Document Page 6 of 16

UST Form 11-MOR (12/01/2021) 7 Debtor's Name Cyxtera Technologies, Inc. Case No. 23-14853 lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii Case 23-14853-JKS Doc 307 Filed 07/21/23 Entered 07/21/23 16:40:42 Desc Main Document Page 7 of 16

UST Form 11-MOR (12/01/2021) 8 Debtor's Name Cyxtera Technologies, Inc. Case No. 23-14853 xcix c c. All professional fees and expenses (debtor & committees) $0 $0 $0 $0 Part 6: Postpetition Taxes Current Month Cumulative a. Postpetition income taxes accrued (local, state, and federal) $0 $0 b. Postpetition income taxes paid (local, state, and federal) $0 $0 c. Postpetition employer payroll taxes accrued $0 $0 d. Postpetition employer payroll taxes paid $0 $0 e. Postpetition property taxes paid $0 $0 f. Postpetition other taxes accrued (local, state, and federal) $0 $0 g. Postpetition other taxes paid (local, state, and federal) $0 $0 Part 7: Questionnaire - During this reporting period: a. Were any payments made on prepetition debt? (if yes, see Instructions) Yes No b. Yes NoWere any payments made outside the ordinary course of business without court approval? (if yes, see Instructions) c. Yes NoWere any payments made to or on behalf of insiders? d. Yes NoAre you current on postpetition tax return filings? e. Yes NoAre you current on postpetition estimated tax payments? f. Were all trust fund taxes remitted on a current basis? Yes No g. Yes NoWas there any postpetition borrowing, other than trade credit? (if yes, see Instructions) h. Were all payments made to or on behalf of professionals approved by the court? Yes No N/A i. Do you have: Worker's compensation insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) Casualty/property insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) General liability insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) j. Has a plan of reorganization been filed with the court? Yes No k. Has a disclosure statement been filed with the court? Yes No l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930? Yes No Case 23-14853-JKS Doc 307 Filed 07/21/23 Entered 07/21/23 16:40:42 Desc Main Document Page 8 of 16

UST Form 11-MOR (12/01/2021) 9 Debtor's Name Cyxtera Technologies, Inc. Case No. 23-14853 Part 8: Individual Chapter 11 Debtors (Only) a. Gross income (receipts) from salary and wages $0 b. Gross income (receipts) from self-employment $0 c. Gross income from all other sources $0 d. Total income in the reporting period (a+b+c) $0 e. Payroll deductions $0 f. Self-employment related expenses $0 g. Living expenses $0 h. All other expenses $0 i. Total expenses in the reporting period (e+f+g+h) $0 j. Difference between total income and total expenses (d-i) $0 k. List the total amount of all postpetition debts that are past due $0 l. Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)? Yes No m. Yes No N/AIf yes, have you made all Domestic Support Obligation payments? Privacy Act Statement 28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F). I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate. /s/ Raymond Li Signature of Responsible Party Deputy Chief Restructuring Officer Printed Name of Responsible Party 07/21/2023 DateTitle Raymond Li Case 23-14853-JKS Doc 307 Filed 07/21/23 Entered 07/21/23 16:40:42 Desc Main Document Page 9 of 16

UST Form 11-MOR (12/01/2021) 10 Debtor's Name Cyxtera Technologies, Inc. Case No. 23-14853 PageOnePartOne PageOnePartTwo PageTwoPartOne PageTwoPartTwo Case 23-14853-JKS Doc 307 Filed 07/21/23 Entered 07/21/23 16:40:42 Desc Main Document Page 10 of 16

UST Form 11-MOR (12/01/2021) 11 Debtor's Name Cyxtera Technologies, Inc. Case No. 23-14853 Bankruptcy51to100 NonBankruptcy1to50 NonBankruptcy51to100 Bankruptcy1to50 Case 23-14853-JKS Doc 307 Filed 07/21/23 Entered 07/21/23 16:40:42 Desc Main Document Page 11 of 16

UST Form 11-MOR (12/01/2021) 12 Debtor's Name Cyxtera Technologies, Inc. Case No. 23-14853 PageFour PageThree Case 23-14853-JKS Doc 307 Filed 07/21/23 Entered 07/21/23 16:40:42 Desc Main Document Page 12 of 16

June MOR - Statements of cash receipts and disbursements Entity Name Cyxtera  Communications,  LLC Cyxtera  Technologies, Inc. Cyxtera Canada, LLC Cyxtera  Communications  Canada, ULC Cyxtera Data  Centers, Inc. Cyxtera DC  Holdings, Inc. Cyxtera DC Parent  Holdings, Inc. Cyxtera Federal  Group, Inc. Cyxtera  Management, Inc. Cyxtera  Netherlands B.V. Cyxtera Canada  TRS, ULC Cyxtera Digital  Services, LLC Cyxtera Employer  Services, LLC Cyxtera Holdings,  LLC Cyxtera  Technologies  Maryland, Inc. Cyxtera  Technologies, LLC CASH BEGINNING AS OF JUNE 4TH 2023                 33,372,355                            7,086                                     ‐                    3,202,925                                     ‐                          15,394                                     ‐                          81,886                    1,625,621                                     ‐                                     ‐                                     ‐                                     ‐                                     ‐                                     ‐                                     ‐  RECEIPTS TOTAL RECEIPTS                 75,856,348                                     ‐                                     ‐                    2,109,599                                     ‐                          14,937                                     ‐                       177,614                    4,592,569                                     ‐                                     ‐                                     ‐                                     ‐                                     ‐                                     ‐                                     ‐  DISBURSEMENTS (1) CAPEX                   6,616,756                                     ‐                                     ‐                          40,648                                     ‐                                     ‐                                     ‐                                     ‐                            1,922                                     ‐                                     ‐                                     ‐                                     ‐                                     ‐                                     ‐                                     ‐  COMMISSONS                      538,707                                     ‐                                     ‐                                     ‐                                     ‐                                     ‐                                     ‐                                     ‐                          51,500                                     ‐                                     ‐                                     ‐                                     ‐                                     ‐                                     ‐                                     ‐  EMPLOYEE / BENEFITS                   3,896,917                                     ‐                                     ‐                       140,189                                     ‐                                     ‐                                     ‐                          56,328                    2,533,737                                     ‐                                     ‐                                     ‐                                     ‐                                     ‐                                     ‐                                     ‐  OTHER                      568,668                               201                                     ‐                       172,670                                     ‐                               356                                     ‐                               593                       900,244                                     ‐                                     ‐                                     ‐                                     ‐                                     ‐                                     ‐                                     ‐  RENT                      784,631                                     ‐                                     ‐                                     ‐                                     ‐                                     ‐                                     ‐                                     ‐                                     ‐                                     ‐                                     ‐                                     ‐                                     ‐                                     ‐                                     ‐                                     ‐  TAX                      772,462                                     ‐                                     ‐                          33,433                                     ‐                                     ‐                                     ‐                                     ‐                                 26                                     ‐                                     ‐                                     ‐                                     ‐                                     ‐                                     ‐                                     ‐  THIRD PARTY                      965,664                                     ‐                                     ‐                            7,630                                     ‐                                     ‐                                     ‐                                     ‐                            4,894                                     ‐                                     ‐                                     ‐                                     ‐                                     ‐                                     ‐                                     ‐  UTILITIES                           8,856                                     ‐                                     ‐                                     ‐                                     ‐                                     ‐                                     ‐                                     ‐                                     ‐                                     ‐                                     ‐                                     ‐                                     ‐                                     ‐                                     ‐                                     ‐  TOTAL DISBURSEMENTS                 14,152,661                               201                                     ‐                       394,571                                     ‐                               356                                     ‐                          56,921                    3,492,322                                     ‐                                     ‐                                     ‐                                     ‐                                     ‐                                     ‐                                     ‐  NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)                 61,703,687                              (201)                                    ‐                    1,715,028                                     ‐                          14,581                                     ‐                       120,693                    1,100,247                                     ‐                                     ‐                                     ‐                                     ‐                                     ‐                                     ‐                                     ‐  CASH – END OF MONTH                 95,076,042                            6,885                                     ‐                    4,917,953                                     ‐                          29,975                                     ‐                       202,579                    2,725,868                                     ‐                                     ‐                                     ‐                                     ‐                                     ‐                                     ‐                                     ‐  Notes: (1) Only includes external disbursements; intercompany disbursements removed Case 23-14853-JKS Doc 307 Filed 07/21/23 Entered 07/21/23 16:40:42 Desc Main Document Page 13 of 16

June MOR - Balance Sheet ENTITY NAME Cyxtera  Communications, LLC Cyxtera Technologies,  Inc. Cyxtera Canada, LLC Cyxtera  Communications  Canada, ULC Cyxtera Data Centers,  Inc. Cyxtera DC Holdings,  Inc. Cyxtera DC Parent  Holdings, Inc. Cyxtera Federal Group,  Inc. Cyxtera Management,  Inc. Cyxtera Netherlands  B.V. Cyxtera Canada TRS,  ULC Cyxtera Digital Services,  LLC Cyxtera Employer  Services, LLC Cyxtera Holdings, LLC Cyxtera Technologies  Maryland, Inc. Cyxtera Technologies,  LLC Current Assets                     132,485,635                          1,531,658                                          ‐                          7,536,942                                          ‐                                29,975                                          ‐                          1,090,033                        16,613,587                             435,159                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐  Cash                       99,889,992                                56,885                                          ‐                          4,900,996                                          ‐                                29,975                                          ‐                             202,579                          2,725,868                                          ‐  Trade Receivables                       13,062,303                                          ‐                                          ‐                          2,033,630                                          ‐                                          ‐                                          ‐                             274,203                             389,128                                61,408  Intercompany Receivables                                         ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                          1,192,602                                          ‐  Other Current Assets                       19,533,340                          1,474,773                                          ‐                             602,316                                          ‐                                         0                                          ‐                             613,252                        12,305,990                             373,751  Non‐Current Assets                  1,965,834,464                        10,327,205                                          ‐                        75,299,872                                          ‐                   2,108,046,609                                          ‐                             346,924                        13,691,505                        32,167,719                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐  Other Non‐Current Assets                                         ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐  PP&E                  1,380,147,741                                          ‐                                          ‐                        62,200,932                                          ‐                                          ‐                                          ‐                                          ‐                          3,606,894                          1,076,286  Operating                     160,307,232                                          ‐                                          ‐                          4,528,217                                          ‐                                          ‐                                          ‐                                          ‐                          9,491,938                        31,003,405  Goodwill                                        0                                          ‐                                          ‐                          2,548,972                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐  Net Intangible Asset                     408,897,377                                          ‐                                          ‐                          5,197,152                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐  Other Long Term Asset                       16,482,115                        10,327,205                                          ‐                             824,598                                          ‐                   2,108,046,609                                          ‐                             346,924                             592,673                                88,028  Current Liabilities                     (69,811,225)                   (104,228,150)                       (9,090,041)                       30,736,270                                          ‐                      263,219,359                                          ‐                          9,515,356                      571,995,056                        (5,625,266)                                         ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐  A/P                       69,211,819                                          ‐                                          ‐                          1,574,421                                          ‐                                          ‐                                          ‐                             338,028                          3,725,797                          1,192,253  Accrued Expenses                       57,313,827                             188,478                                          ‐                          1,267,915                                          ‐                        18,722,526                                          ‐                             225,335                        13,415,268                             192,037  Other Current Liabilities                         3,471,039                                          ‐                                          ‐                                78,311                                          ‐                                          ‐                                          ‐                             369,798                                          ‐                                          ‐  Intercompany Payable                   (332,686,556)                   (104,416,628)                        (9,090,041)                       24,614,432                                          ‐                        35,346,833                                          ‐                          7,667,426                      553,488,107                         (7,084,418) Short Term Operating Lease                                         ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐  Capital Lease OFO                       55,528,357                                          ‐                                          ‐                             718,558                                          ‐                                          ‐                                          ‐                                          ‐                          1,210,096                                          ‐  Current Portionn of Debt                                         ‐                                          ‐                                          ‐                                          ‐                                          ‐                      209,150,000                                          ‐                                          ‐                                          ‐                                          ‐  Deferred Revenue                       77,350,290                                          ‐                                          ‐                          2,482,633                                          ‐                                          ‐                                          ‐                             914,769                             155,789                                74,862  Non‐Current Liabilities                  1,177,395,992                          1,160,655                                          ‐                        29,554,402                                          ‐                      949,842,606                                          ‐                            (549,127)                       10,793,856                        37,632,823                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐  Other Non‐Current Libilities                       87,484,925                                          ‐                                          ‐                          3,029,254                                          ‐                                          ‐                                          ‐                             682,201                             300,150                          6,629,418  Long Term Debt LCM                               21,806                                          ‐                                          ‐                                          ‐                                          ‐                      949,842,606                                          ‐                                          ‐                                          ‐                                          ‐  Long Term Cap Lease Obligaation                  1,081,481,368                                          ‐                                          ‐                        26,525,147                                          ‐                                          ‐                                          ‐                                          ‐                        11,254,564                        31,003,405  Deferred Tax Liability                         8,407,892                          1,160,655                                          ‐                                         2                                          ‐                                          ‐                                          ‐                         (1,231,328)                           (760,858)                                         ‐  Shareholder's Equity                     990,735,332                      114,926,358                          9,090,041                        22,546,141                                          ‐                      895,014,619                                          ‐                        (7,529,272)                   (552,483,820)                            595,321                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐  Common Stock                                         ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐  Other Shareholder's Equity                  1,786,780,815                      540,312,669                          9,103,140                        68,601,211                                          ‐                   1,333,231,202                                          ‐                             840,659                        65,537,329                             127,558  Treasury Stock                                         ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐  Accumulated Dividend                                         ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐  Retained Earnings                   (796,045,483)                   (425,386,311)                             (13,099)                     (46,055,069)                                         ‐                    (438,216,583)                                         ‐                         (8,369,931)                   (618,021,149)                            467,763  Note: (1) Due to quarter end financial close process not all tax related accruals are reflected in the balance sheet and income statement; tax related accruals are reflected in Part 6 and tax lines in Part 2 Case 23-14853-JKS Doc 307 Filed 07/21/23 Entered 07/21/23 16:40:42 Desc Main Document Page 14 of 16

June MOR ‐ Statements of Operations ENTITY NAME Cyxtera  Communications, LLC Cyxtera Technologies,  Inc. Cyxtera Canada, LLC Cyxtera  Communications  Canada, ULC Cyxtera Data Centers,  Inc. Cyxtera DC Holdings,  Inc. Cyxtera DC Parent  Holdings, Inc. Cyxtera Federal Group,  Inc. Cyxtera Management,  Inc. Cyxtera Netherlands  B.V. Cyxtera Canada TRS,  ULC Cyxtera Digital Services,  LLC Cyxtera Employer  Services, LLC Cyxtera Holdings, LLC Cyxtera Technologies  Maryland, Inc. Cyxtera Technologies,  LLC  Revenue                        52,380,714                                          ‐                                          ‐                          2,558,364                                          ‐                                          ‐                                          ‐                             461,719                                          ‐                                80,261                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐  Colocation Revenue                       52,945,983                                          ‐                                          ‐                          2,386,797                                          ‐                                          ‐                                          ‐                             461,719                                          ‐                                74,890                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐  Cybersecurity Revenue                                         ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐  Intercompany Revenue                           (565,269)                                         ‐                                          ‐                             171,567                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                  5,371                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐  Val Adjustment Revenue                                         ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐   Operating Expenses                        10,856,881                                          ‐                                          ‐                            (884,799)                                         ‐                                          ‐                                          ‐                                (2,887)                                         ‐                            (453,877)                                         ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐  Operating Expenses                        (4,306,911)                                         ‐                                          ‐                            (119,954)                                         ‐                                          ‐                                          ‐                                          ‐                                          ‐                              (11,868)                                         ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐  Personnel Operating Expenses                       15,163,792                                          ‐                                          ‐                            (764,846)                                         ‐                                          ‐                                          ‐                                (2,887)                                         ‐                            (442,009)                                         ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐   SG&A                        (5,763,965)                                         ‐                                          ‐                            (384,937)                                         ‐                                          ‐                                          ‐                            (319,567)                     (11,627,248)                             (20,375)                                         ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐  Total Personnel SG&A                        (5,098,017)                                         ‐                                          ‐                                (6,138)                                         ‐                                          ‐                                          ‐                            (242,799)                        (3,350,362)                             (18,054)                                         ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐  Marketing and Advertisement                               (7,925)                                         ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                (2,326)                           (177,470)                                         ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐  Other SG&A                           (658,022)                                         ‐                                          ‐                            (378,800)                                         ‐                                          ‐                                          ‐                              (74,442)                        (8,099,417)                               (2,321)                                         ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐   Depreciation and Amortization                      (16,500,025)                                         ‐                                          ‐                            (695,958)                                         ‐                                          ‐                                          ‐                                          ‐                            (220,257)                             (34,041)                                         ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐  Depreciation Expense                     (11,474,219)                                         ‐                                          ‐                            (695,958)                                         ‐                                          ‐                                          ‐                                          ‐                            (220,257)                             (34,041)                                         ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐  Amortization Expense                        (5,025,806)                                         ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐   Asset Impairment Loss                    (283,846,787)                                         ‐                                          ‐                      (12,902,509)                                         ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐  Asset Impairment                   (283,846,787)                                         ‐                                          ‐                      (12,902,509)                                         ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐  Notes Receivable Asset Impairment Loss                                         ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐  IC Receivable Asset Impairment Loss                                         ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐   Acquisition & Other Cost                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐  Acquisition cost                                         ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐  Sponsor Fee                                         ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐   Net Intereset Expense                        (6,887,672)                                         ‐                                          ‐                            (181,891)                                         ‐                        (9,307,816)                                         ‐                              (87,259)                           (435,697)                               (2,651)                                         ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐  Interest and Other Expense                        (6,887,672)                                         ‐                                          ‐                            (181,891)                                         ‐                         (9,054,644)                                         ‐                              (87,259)                           (435,697)                               (2,651)                                         ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐  Debt Issuance Cost Amortization                                         ‐                                          ‐                                          ‐                                          ‐                                          ‐                            (253,172)                                         ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐   Non‐Operating Income                          8,038,791                                   (201)                                         ‐                        (2,157,302)                                         ‐                      (14,091,662)                                         ‐                                   (593)                               (4,933)                         1,529,826                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐  Gain.Loss Asset Sale                                         ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐  Gain.Loss Exchange                         2,259,823                                          ‐                                          ‐                              (40,706)                                         ‐                             247,757                                          ‐                                          ‐                                          ‐                                     972                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐  Gain.Loss Investment                                         ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐  Other Non‐Operating Income                         5,778,969                                   (201)                                         ‐                         (2,116,596)                                         ‐                      (14,339,419)                                         ‐                                   (593)                               (4,933)                         1,528,855                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐   Change in Warrant Debt                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐   Income and Other Tax                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                  1,488                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐  Income Tax Expense                                         ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                  1,488                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐  Deferred Income Tax                                         ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐   Net G/L Cont Operation                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐  Gain/Loss Conti Operation                                         ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐   Net Income                    (241,722,062)                                  (201)                                         ‐                      (14,649,032)                                         ‐                      (23,399,477)                                         ‐                                52,901                      (12,288,135)                         1,099,143                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐                                          ‐  Note:  (1) Due to quarter end financial close process not all tax related accruals are reflected in the balance sheet and income statement; tax related accruals are reflected in Part 6 and tax lines in Part 2  Case 23-14853-JKS Doc 307 Filed 07/21/23 Entered 07/21/23 16:40:42 Desc Main Document Page 15 of 16

June MOR ‐ Payments made on prepetition debt ENTITY NAME Cyxtera  Communications, LLC Cyxtera Technologies,  Inc. Cyxtera Canada, LLC Cyxtera  Communications  Canada, ULC Cyxtera Data Centers,  Inc. Cyxtera DC Holdings,  Inc. Cyxtera DC Parent  Holdings, Inc. Cyxtera Federal Group,  Inc. Cyxtera Management,  Inc. Cyxtera Netherlands  B.V. Cyxtera Canada TRS,  ULC Cyxtera Digital Services,  LLC Cyxtera Employer  Services, LLC Cyxtera Holdings, LLC Cyxtera Technologies  Maryland, Inc. Cyxtera Technologies,  LLC Vendor 6,829,733                         ‐                                         ‐                                         190,317                             ‐                                         ‐                                         ‐                                         ‐                                         200,142                             ‐                                         ‐                                         ‐                                         ‐                                         ‐                                         ‐                                         ‐                                         Insurance ‐                                         ‐                                         ‐                                         ‐                                         ‐                                         ‐                                         ‐                                         ‐                                         18,750                               ‐                                         ‐                                         ‐                                         ‐                                         ‐                                         ‐                                         ‐                                         Wages 970,002                             ‐                                         ‐                                         17,746                               ‐                                         ‐                                         ‐                                         14,013                               688,263                             ‐                                         ‐                                         ‐                                         ‐                                         ‐                                         ‐                                         ‐                                         DIP 7,406                                 ‐                                         ‐                                         ‐                                         ‐                                         ‐                                         ‐                                         ‐                                         223,788                             ‐                                         ‐                                         ‐                                         ‐                                         ‐                                         ‐                                         ‐                                         Tax 879,757                             ‐                                         ‐                                         33,433                               ‐                                         ‐                                         ‐                                         ‐                                         26                                      ‐                                         ‐                                         ‐                                         ‐                                         ‐                                         ‐                                         ‐                                         Customers 777,734                             ‐                                         ‐                                         ‐                                         ‐                                         ‐                                         ‐                                         ‐                                         ‐                                         ‐                                         ‐                                         ‐                                         ‐                                         ‐                                         ‐                                         ‐                                         Grand total 9,464,631                         ‐                                         ‐                                         241,497                             ‐                                         ‐                                         ‐                                         14,013                               1,130,970                         ‐                                         ‐                                         ‐                                         ‐                                         ‐                                         ‐                                         ‐                                         Case 23-14853-JKS Doc 307 Filed 07/21/23 Entered 07/21/23 16:40:42 Desc Main Document Page 16 of 16